            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form N-4 of the Seasons Triple Elite and Seasons Elite Variable Annuities for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company of our report dated April 24, 2009, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008. We also consent to the incorporation by reference in such Registration Statement of our report dated July 9, 2008, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Five at April 30, 2008, and the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the two years in the period ended April 30, 2008. We also consent to the incorporation by reference in such Registration Statement of our report dated March 2, 2009, relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2008. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Seasons Triple Elite and Seasons Elite Variable Annuities for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company of our report dated April 29, 2009, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2008. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
New York, New York
April 29, 2009